UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------------------

                   Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: September 30, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                             QUARTERLY REPORT September 30, 2005


Nuveen Investments
Exchange-Traded
Closed-End
Funds

      NUVEEN
 DIVERSIFIED
DIVIDEND AND
 INCOME FUND
         JDD




HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS

Chairman's Letter


Dear Shareholder

I am very pleased to report that for the nine-month period ended September 30, 2005, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes.

Portfolio diversification is a recognized way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your Fund, with its holdings of dividend-paying common stocks, REIT stocks, emerging markets sovereign debt and senior corporate loans, is specifically designed to help you achieve greater portfolio diversification. Your financial advisor can explain the potential advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you secure your long-term financial goals. We thank you for choosing us as a partner as you work toward that objective.

Sincerely,


Timothy R. Schwertfeger
Chairman of the Board
November 15, 2005

Nuveen Diversified Dividend and Income Fund
(JDD)

Portfolio Managers'
        COMMENTS



The Nuveen Diversified Dividend and Income Fund features portfolio management by teams at four subadvisers:

NWQ Investment Management Company, LLC (NWQ),an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 23 years of investment management experience.

Security Capital Research & Management Incorporated (Security Capital), a wholly-owned subsidiary of J. P. Morgan Chase & Co., invests its portion of the Fund's assets primarily in REIT common stocks. Tony Manno and Ken Statz, who each have more than 22 years' experience in managing real estate investments, lead the team.

Wellington Management Company, LLP (Wellington) invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 10 years of investment management experience, heads the team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington and Symphony talk about their management strategies and the performance of the Fund for the nine-month period ended September 30, 2005

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2005?

For the equity portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying attractively valued companies that we thought possessed favorable risk/reward characteristics and emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also continued to focus on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of this nine-month reporting period, we took new common stock positions in American Home Mortgage Investment Corp., Dominion Resources Inc., Dow Jones & Co., POSCO, Merck & Co Inc., Wachovia Corp., and Energias de Portugal SA. Our analysis led us to conclude that these companies possessed solid fundamentals, compelling valuations, and an attractive risk/reward relationship. We eliminated Tate & Lyle PLC, Weyerhauser Co., and DSM NV from the portfolio based on valuation concerns. We also sold Delphi Corp. in early-April (prior to its bankruptcy) because of deteriorating fundamentals and management credibility. May Company and Unocal Corp. were acquired during the period. We maintained a large position in energy stocks during the period based on our analysis of global supply conditions for crude oil and its impact on industry fundamentals, the outlook on company cash flow growth, and valuations. The Fund's energy holdings include Chevron Corp. Conocophillips, ENI Spa, Kerr-McGee Corp., and Total S.A.

For the portion of the Fund's portfolio that was invested in real estate securities, we continued to focus on finding what we believed would be the best opportunities to generate sustainable income and potential price appreciation over the long-run. In particular, we sought to maintain significant diversification within this sector while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

In general, over this period, we favored real estate companies with high quality management teams, strong balance sheets and potential for price appreciation generally situated in urban markets characterized by high barriers-to-entry. In each case, we sought real estate securities that were priced at a discount according to our long-term discounted cash flow valuation analysis.

For the portion of the portfolio invested in emerging markets sovereign debt, we sought opportunities in the market by identifying countries and securities with a combination of modest market sensitivity, stable to improving fundamental prospects, and reasonable valuations. In this camp, we place Indonesia and the Philippines. In Latin America, our exposure to high yielding countries and oil exporters such as Brazil and Colombia contributed to performance. Relative to our benchmark, we maintained an overweight to Brazil, whose economy and markets have remained strong this year in the face of large scale political scandals. Colombia's exports benefited from high commodity prices, in particular, oil, coal and coffee. We decreased exposure to countries that, in our opinion, had unfavorable long-term prospects or were highly susceptible to adverse market conditions, such as Peru.

For the senior loan portion of the portfolio, we continued to focus on executing a conservative portfolio management strategy that emphasized carefully selecting both industry sectors and individual companies. We analyzed opportunities to upgrade the portfolio by selling loans in sectors that we believed could have problems over the coming months and rotating into what we believed were safer, less cyclical sectors that would provide stronger asset protection. This strategy led us to sell a large portion of our automotive exposure before the sector experienced significant volatility in May due to fears surrounding General Motors and Ford. The loan market showed signs of strength during the third quarter, although skyrocketing energy prices and rising interest rates caused uneasiness in the financial markets. Energy prices continued their upward climb, causing speculation that corporate earnings growth could come under pressure in the coming quarters.

Given the robust volume of new offerings, we were able to rotate into senior loans that we felt provided more asset protection and less likelihood of earnings volatility. When evaluating loans, we continued to look at the fundamentals of the issuer. At the same time, we also closely monitored the relative value of the loans we held or were considering as compared with other closely related loans or securities in the high yield bond market.

HOW DID THE FUND PERFORM?
Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

Total returns on net asset value*
For periods ended September 30, 2005

                                    9 - MONTH           1-YEAR
--------------------------------------------------------------------------------
JDD                                     8.01%           17.94%
--------------------------------------------------------------------------------
Comparative Benchmark(1)                7.72%           16.98%
--------------------------------------------------------------------------------

*Nine-month returns are cumulative; one-year return is annualized.

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

See the Performance Overview Page for additional information.

For the nine months ended September 30, 2005, the Fund outperformed an unleveraged, unmanaged comparative benchmark. Each of the four asset classes in which the Fund invests provided positive overall performance during this period.

Looking at the common stock portion of the Fund's portfolio, overall market conditions were difficult in the first six-months of 2005, but began to improve in the third quarter of the year. In particular, the portfolio generated solid third quarter gains based on the strength of its energy stocks, stepped-up corporate restructuring activities, and news that portfolio holding Albertson's Inc. has put itself up for sale. None of the Fund's equity investments suffered material losses as a consequence of Hurricanes Katrina and Rita that devastated the Gulf Coast region in August and September.

Also contributing to performance were tobacco holdings Altria Group Inc. (parent of Philip Morris) and Carolina Group. The stocks rallied after the Illinois Supreme Court reversed a $1.05 billion class-action judgment against State Farm Insurance related to consumer fraud. The decision had positive implications for the tobacco industry as a similar class-action judgment for $10.1 billion against Altria Group is now expected to be reversed.



1 Comparative benchmark performance is a blended return consisting of 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan,
     3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

Fund holdings POSCO and Rio Tinto PLC also outperformed during the reporting period as global economic growth, especially in China, has led to an increase in the demand for most industrial commodities, including steel and iron ore. Both companies have a meaningful exposure to that country. Meanwhile, new management and structural changes continued to yield improvements in top-line growth and operating margins at insurance broker, Aon Corp. The company is also poised to benefit as one of its competitors struggles to repair its reputation following a recent settlement with the government related to bid rigging and overcharging its customers.

The Fund did see a fall off in the performance of several of its financial services holdings during the reporting period, particularly in the third quarter as a persistently flat yield curve put pressure on net interest margins and the outlook for company fundamentals. Shares of Fannie Mae were also pressured as the company has been actively reducing its retained portfolio in order to meet new surplus capital requirements mandated by its government regulator. Pharmaceutical manufacturer Merck & Co. declined as well following a wrongful death verdict against the company related to its anti-inflammatory drug, Vioxx.

For the nine months ended September 30, 2005, the real estate portion of the portfolio modestly underperformed an all common stock industry benchmark. However, the common stocks within this sector of the Fund's holdings performed well, especially in the second and third quarters, due to the increased representation of more cyclically sensitive real estate common stocks such as those of apartment companies. Holding preferred real estate stocks hurt the Fund's comparative performance during this period because broad real estate indices are composed of only common equity securities. However, the inclusion of preferred stock in the portfolio reflected our belief that many of the higher dividend-paying real estate securities were overvalued.

In the emerging markets sovereign debt portion of the portfolio, the Fund benefited from strong country selection within emerging Europe, Latin America and Asia over the past nine months. Relative to our benchmark, our overweight positions in Brazil and Russia added to performance as did an underweight to Thailand and avoiding China and Hungary during the period. The Fund also benefited from positive security selection in Latin America, namely Panama, Colombia, Ecuador and Brazil. Relative detractors from the Fund's year to date performance included muted performance from some Russian and South African securities and an overweight and negative security selection in Malaysia and Mexico.

In the senior loan sector, the market continued its strong performance during the nine-month period, although at a more subdued pace than in previous quarters. Universal Compression and Vought Aircraft had a positive impact on the Fund's performance (our Universal Compression position was sold prior to the end of this reporting period). Given some weakness in the high-yield market over this reporting period, several holdings detracted from Fund performance. For example, Federal Mogul remained in Chapter 11 bankruptcy proceedings as of September 30, 3005, and the term loan we held had a negative impact on performance during this nine-month period.

DISTRIBUTION AND SHARE PRICE INFORMATION
In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. Under this policy, the Fund's monthly distributions will be paid from net investment income generated by its underlying securities as well as from net realized capital gains and/or returns of capital, generally representing net unrealized capital gains. Over this nine-month reporting period, the Fund implemented one increase in its monthly distribution, bringing the amount to $0.1075 per share.

As of September 30, 2005, the Fund was trading at a -8.13% discount to its net asset value. This discount was more than the average -8.02% discount the Fund exhibited over the course of the entire reporting period.

Nuveen Diversified Dividend and Income Fund
JDD

Performance
     OVERVIEW As of September 30, 2005

PORTFOLIO ALLOCATION
(as a % of total investments)
------------------------------------
Real Estate Investment
    Trust Common Stocks
    and Preferred Stocks       27.7%
------------------------------------
Common Stocks                  24.4%
------------------------------------
Emerging Markets
    Sovereign Debt and
    Foreign Cororate Bonds     22.9%
------------------------------------
Variable Rate Senior
    Loan Interests             16.7%
------------------------------------
U.S. Corporate Bonds            3.3%
------------------------------------
U.S. Convertible Bonds          1.0%
------------------------------------
Repurchase Agreements           4.0%
------------------------------------


Bar Chart:
2004-2005 MONTHLY DISTRIBUTIONS PER SHARE
Oct                           .1025
Nov                           .1025
Dec                           .1025
Jan                           .1025
Feb                           .1025
Mar                           .1025
Apr                           .1025
May                           .1025
Jun                           .1025
Jul                           .1025
Aug                           .1025
Sep                           .1075

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
10/1/2004              14.92
10/4/2004              14.94
10/5/2004              14.94
10/6/2004              14.99
10/7/2004              15.00
10/8/2004              15.06
10/11/2004             15.06
10/12/2004             15.06
10/13/2004             15.04
10/14/2004             15.03
10/15/2004             15.07
10/18/2004             15.00
10/19/2004             14.92
10/20/2004             14.93
10/21/2004             14.90
10/22/2004             14.99
10/25/2004             14.91
10/26/2004             14.72
10/27/2004             14.78
10/28/2004             14.95
10/29/2004             15.07
11/1/2004              15.04
11/2/2004              15.09
11/3/2004              15.12
11/4/2004              15.29
11/5/2004              14.99
11/8/2004              14.90
11/9/2004              14.83
11/10/2004             15.06
11/11/2004             15.06
11/12/2004             15.12
11/15/2004             15.23
11/16/2004             15.45
11/17/2004             15.49
11/18/2004             15.50
11/19/2004             15.57
11/22/2004             15.44
11/23/2004             15.39
11/24/2004             15.28
11/26/2004             15.37
11/29/2004             15.35
11/30/2004             15.30
12/1/2004              15.38
12/2/2004              15.43
12/3/2004              15.47
12/6/2004              15.56
12/7/2004              15.62
12/8/2004              15.48
12/9/2004              15.50
12/10/2004             15.62
12/13/2004             15.53
12/14/2004             15.37
12/15/2004             15.35
12/16/2004             15.33
12/17/2004             15.20
12/20/2004             15.31
12/21/2004             15.30
12/22/2004             15.29
12/23/2004             15.30
12/27/2004             15.30
12/28/2004             15.28
12/29/2004             15.37
12/30/2004             15.50
12/31/2004             15.57
1/3/2005               15.52
1/4/2005               15.55
1/5/2005               15.27
1/6/2005               15.30
1/7/2005               15.50
1/10/2005              15.42
1/11/2005              15.48
1/12/2005              15.35
1/13/2005              15.39
1/14/2005              15.36
1/18/2005              15.33
1/19/2005              15.25
1/20/2005              15.25
1/21/2005              15.23
1/24/2005              15.20
1/25/2005              15.13
1/26/2005              15.02
1/27/2005              15.10
1/28/2005              15.19
1/31/2005              15.24
2/1/2005               15.23
2/2/2005               15.24
2/3/2005               15.42
2/4/2005               15.72
2/7/2005               15.72
2/8/2005               15.72
2/9/2005               15.76
2/10/2005              15.80
2/11/2005              15.49
2/14/2005              15.39
2/15/2005              15.40
2/16/2005              15.37
2/17/2005              15.48
2/18/2005              15.27
2/22/2005              15.10
2/23/2005              15.28
2/24/2005              15.40
2/25/2005              15.50
2/28/2005              15.52
3/1/2005               15.70
3/2/2005               15.66
3/3/2005               15.67
3/4/2005               15.71
3/7/2005               15.69
3/8/2005               15.58
3/9/2005               15.50
3/10/2005              15.39
3/11/2005              15.30
3/14/2005              15.05
3/15/2005              14.81
3/16/2005              14.38
3/17/2005              14.42
3/18/2005              14.46
3/21/2005              14.36
3/22/2005              14.31
3/23/2005              13.84
3/24/2005              14.10
3/28/2005              13.93
3/29/2005              14.10
3/30/2005              14.38
3/31/2005              14.33
4/1/2005               14.40
4/4/2005               14.53
4/5/2005               14.41
4/6/2005               14.67
4/7/2005               14.41
4/8/2005               14.33
4/11/2005              14.39
4/12/2005              14.54
4/13/2005              14.20
4/14/2005              14.20
4/15/2005              14.09
4/18/2005              14.22
4/19/2005              14.41
4/20/2005              14.47
4/21/2005              14.56
4/22/2005              14.60
4/25/2005              14.34
4/26/2005              14.48
4/27/2005              14.60
4/28/2005              14.71
4/29/2005              14.88
4/30/2005              14.88
5/2/2005               14.86
5/3/2005               14.84
5/4/2005               14.96
5/5/2005               15.09
5/6/2005               15.15
5/9/2005               15.19
5/10/2005              15.13
5/11/2005              15.02
5/12/2005              14.98
5/13/2005              14.72
5/16/2005              14.78
5/17/2005              14.81
5/18/2005              14.87
5/19/2005              14.97
5/20/2005              15.11
5/23/2005              15.14
5/24/2005              15.10
5/25/2005              15.01
5/26/2005              15.17
5/27/2005              15.14
5/31/2005              15.06
6/1/2005               15.15
6/2/2005               15.22
6/3/2005               15.31
6/6/2005               15.22
6/7/2005               15.30
6/8/2005               15.20
6/9/2005               15.25
6/10/2005              15.41
6/13/2005              15.14
6/14/2005              15.22
6/15/2005              15.15
6/16/2005              15.35
6/17/2005              15.33
6/20/2005              15.22
6/21/2005              15.23
6/22/2005              15.15
6/23/2005              15.16
6/24/2005              15.21
6/27/2005              15.20
6/28/2005              15.30
6/29/2005              15.29
6/30/2005              15.22
7/1/2005               15.27
7/5/2005               15.33
7/6/2005               15.48
7/7/2005               15.65
7/8/2005               15.53
7/11/2005              15.58
7/12/2005              15.60
7/13/2005              15.44
7/14/2005              15.45
7/15/2005              15.77
7/18/2005              15.72
7/19/2005              15.64
7/20/2005              15.67
7/21/2005              15.56
7/22/2005              15.66
7/25/2005              15.65
7/26/2005              15.94
7/27/2005              15.99
7/28/2005              16.00
7/29/2005              16.00
7/31/2005              16.00
8/1/2005               16.05
8/2/2005               16.14
8/3/2005               16.16
8/4/2005               16.16
8/5/2005               16.20
8/8/2005               15.93
8/9/2005               15.79
8/10/2005              15.90
8/11/2005              15.86
8/12/2005              15.80
8/15/2005              15.71
8/16/2005              15.77
8/17/2005              15.86
8/18/2005              15.88
8/19/2005              16.00
8/22/2005              15.94
8/23/2005              15.99
8/24/2005              15.93
8/25/2005              15.65
8/26/2005              15.53
8/29/2005              15.44
8/30/2005              15.43
8/31/2005              15.59
9/1/2005               15.84
9/2/2005               15.90
9/6/2005               16.12
9/7/2005               16.23
9/8/2005               16.12
9/9/2005               16.24
9/12/2005              16.39
9/13/2005              16.19
9/14/2005              16.05
9/15/2005              15.95
9/16/2005              15.92
9/19/2005              15.90
9/20/2005              15.94
9/21/2005              15.80
9/22/2005              15.72
9/23/2005              15.76
9/26/2005              15.74
9/27/2005              15.68
9/28/2005              15.77
9/29/2005              15.95
9/30/2005              15.82


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.82
------------------------------------
Common Share Net
   Asset Value                $17.22
------------------------------------
Premium / (Discount) to NAV   -8.13%
------------------------------------
Market Yield(1)                8.15%
------------------------------------
Net Assets Attributable to
Common Shares ($000)        $346,806
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
9-Month
(Cumulative)        7.93%      8.01%
------------------------------------
1-Year             15.76%     17.94%
------------------------------------
Since Inception    10.97%     17.84%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
Real Estate                    28.6%
------------------------------------
Sovereign Debt                 22.9%
------------------------------------
Media                           4.5%
------------------------------------
Hotels, Restaurants & Leisure   3.7%
------------------------------------
Diversified Telecommunication
   Services                     3.4%
------------------------------------
Metals & Mining                 3.3%
------------------------------------
Oil, Gas, & Consumable Fuels    3.0%
------------------------------------
Aerospace & Defense             2.7%
------------------------------------
Tobacco                         2.3%
------------------------------------
Household Durables              2.1%
------------------------------------
Containers & Packaging          1.7%
------------------------------------
Diversified Financial Services  1.6%
------------------------------------
Thrifts & Mortgage Finance      1.6%
------------------------------------
Insurance                       1.5%
------------------------------------
Commercial Services & Supplies  1.5%
------------------------------------
Repurchase Agreements           4.0%
------------------------------------
Other                          11.6%
------------------------------------


REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)
------------------------------------
Office Property                10.4%
------------------------------------
Apartments                      6.8%
------------------------------------
Shopping Center                 2.9%
------------------------------------
Healthcare                      2.0%
------------------------------------
Storage                         1.8%
------------------------------------


EMERGING MARKETS SOVEREIGN DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Mexico                          1.9%
------------------------------------
Malaysia                        1.6%
------------------------------------
Argentina                       1.5%
------------------------------------
Russia                          1.4%
------------------------------------
South Africa                    1.3%
------------------------------------


1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

                           PORTFOLIO OF INVESTMENTS (UNAUDITED)

                           NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD) September 30, 2005

      SHARES   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS - 33.2% (24.4% OF TOTAL INVESTMENTS)
               AEROSPACE & DEFENSE - 1.8%
     50,000    Lockheed Martin Corporation                                                                            $   3,052,000
     85,000    Raytheon Company                                                                                           3,231,700
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,283,700
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL BANKS - 1.7%
     69,200    Bank of America Corporation                                                                                2,913,320
     65,000    Wachovia Corporation                                                                                       3,093,350
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,006,670
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 1.3%
    105,000    Pitney Bowes Inc.                                                                                          4,382,700
------------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 0.8%
    146,300    Packaging Corp of America                                                                                  2,839,683
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED FINANCIAL SERVICES - 2.1%
    100,000    Citigroup Inc.                                                                                             4,552,000
     85,000    JPMorgan Chase & Co                                                                                        2,884,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,436,050
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%
     90,000    KT Corporation, Sponsored ADR                                                                              2,025,000
    175,500    SBC Communications Inc.                                                                                    4,206,735
    135,000    Sprint Corporation                                                                                         3,210,300
     52,500    Telecom Italia S.p.A., Sponsored ADR                                                                       1,711,500
     90,600    Verizon Communications Inc.                                                                                2,961,714
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,115,249
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRIC UTILITIES - 1.4%
     93,000    EDP - Energias de Portugal, S.A., Sponsored ADR                                                            2,594,700
    118,000    Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                    2,089,780
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,684,480
------------------------------------------------------------------------------------------------------------------------------------
               FOOD & STAPLES RETAILING - 0.8%
     66,700    Albertson's, Inc.                                                                                          1,710,855
     60,812    J Sainsbury plc, Sponsored ADR                                                                             1,201,037
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,911,892
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 0.7%
    112,000    Newell Rubbermaid Inc.                                                                                     2,536,800
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD PRODUCTS - 1.3%
     73,000    Kimberly-Clark Corporation                                                                                 4,345,690
------------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 1.8%
    120,000    Aon Corporation                                                                                            3,849,600
     30,000    Hartford Financial Services Group, Inc.                                                                    2,315,100
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,164,700
------------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 0.5%
     48,900    Dow Jones & Company, Inc.                                                                                  1,867,491
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 2.6%
    146,000    Alumina Limited, Sponsored ADR                                                                             2,757,940
     33,000    POSCO, ADR                                                                                                 1,866,480
     26,500    Rio Tinto plc, Sponsored ADR                                                                               4,353,950
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,978,370
------------------------------------------------------------------------------------------------------------------------------------
               MULTI-UTILITIES & UNREGULATED POWER - 1.2%
     25,000    Dominion Resources, Inc.                                                                                   2,153,500
     82,800    United Utilities plc, Sponsored ADR                                                                        1,940,004
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,093,504
------------------------------------------------------------------------------------------------------------------------------------
               OIL, GAS & CONSUMABLE FUELS - 4.0%
     33,000    ChevronTexaco Corporation                                                                                  2,136,090
     41,800    ConocoPhillips                                                                                             2,922,238
     23,000    Eni S.p.A., Sponsored ADR                                                                                  3,406,300
     14,605    Kerr-McGee Corporation                                                                                     1,418,292
     30,000    Total SA, Sponsored ADR                                                                                    4,074,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,957,520
------------------------------------------------------------------------------------------------------------------------------------
               PAPER & FOREST PRODUCTS - 0.9%
    105,500    International Paper Company                                                                                3,143,900
------------------------------------------------------------------------------------------------------------------------------------
               PHARMACEUTICALS - 0.9%
    110,000    Merck & Co. Inc.                                                                                           2,993,100
------------------------------------------------------------------------------------------------------------------------------------
               THRIFTS & MORTGAGE FINANCE - 2.1%
     81,600    Fannie Mae                                                                                                 3,657,312
     94,100    IndyMac Bancorp, Inc.                                                                                      3,724,478
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,381,790
------------------------------------------------------------------------------------------------------------------------------------
               TOBACCO - 3.2%
     88,200    Altria Group, Inc.                                                                                         6,501,222
    113,000    Loews Corp - Carolina Group                                                                                4,478,190
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,979,412
------------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks (cost $94,279,359)                                                                   115,102,701
------------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 36.6%  (26.9% OF TOTAL INVESTMENTS)
               APARTMENTS - 8.1%
    242,800    AMLI Residential Properties Trust                                                                          7,786,596
    114,900    Archstone-Smith Trust                                                                                      4,581,063
     57,500    AvalonBay Communities, Inc.                                                                                4,927,750
     86,200    Camden Property Trust                                                                                      4,805,650
    164,400    Post Properties, Inc.                                                                                      6,123,900
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         28,224,959
------------------------------------------------------------------------------------------------------------------------------------
               HEALTHCARE - 2.7%
    166,000    Nationwide Health Properties, Inc.                                                                         3,867,800
    293,800    Senior Housing Properties Trust                                                                            5,582,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,450,000
------------------------------------------------------------------------------------------------------------------------------------
               HOTELS - 2.2%
    350,000    DiamondRock Hospitality Company                                                                            4,112,500
    338,736    Hersha Hospitality Trust                                                                                   3,363,648
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,476,148
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIAL - 0.6%
     50,000    First Industrial Realty Trust, Inc.                                                                        2,002,500
------------------------------------------------------------------------------------------------------------------------------------
               MORTGAGE - 0.8%
     45,000    American Home Mortgage Investment Corp                                                                     1,363,500
    220,000    MFA Mortgage Investments, Inc.                                                                             1,348,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,712,100
------------------------------------------------------------------------------------------------------------------------------------
               OFFICE PROPERTY - 14.2%
    180,300    Arden Realty, Inc.                                                                                         7,422,951
    200,300    Brandywine Realty Trust                                                                                    6,227,327
    219,100    Equity Office Properties Trust                                                                             7,166,761
    192,000    Glenborough Realty Trust Inc.                                                                              3,686,400
    130,000    Highwoods Properties, Inc.                                                                                 3,836,300
    435,600    HRPT Properties Trust                                                                                      5,405,796
    158,900    Mack-Cali Realty Corporation                                                                               7,140,966
    146,800    Maguire Properties, Inc.                                                                                   4,411,340
    115,400    Reckson Associates Realty Corporation                                                                      3,987,070
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         49,284,911
------------------------------------------------------------------------------------------------------------------------------------
               REGIONAL MALLS - 1.6%
     32,400    Simon Property Group, Inc.                                                                                 2,401,488
     49,900    The Macerich Company                                                                                       3,240,506
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,641,994
------------------------------------------------------------------------------------------------------------------------------------
               SHOPPING CENTER - 4.0%
    252,900    Cedar Shopping Centers Inc.                                                                                3,659,463
     73,500    Federal Realty Investment Trust                                                                            4,478,355
    221,000    Kite Realty Group Trust                                                                                    3,297,320
    107,100    New Plan Excel Realty Trust                                                                                2,457,945
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         13,893,083
------------------------------------------------------------------------------------------------------------------------------------
               STORAGE - 2.4%
     90,700    Shurgard Storage Centers, Inc.                                                                             5,067,409
    165,800    U-Store-It Trust                                                                                           3,360,766
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,428,175
------------------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Investment Trust Common Stocks (cost $99,610,202)                                      127,113,870
------------------------------------------------------------------------------------------------------------------------------------
      SHARES   DESCRIPTION(1)                                                           COUPON                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS - 1.1%
               (0.8% OF TOTAL INVESTMENTS)
               APARTMENTS - 1.1%
    150,000    Apartment Investment & Management Company, Series U                      7.750%                            3,754,500
------------------------------------------------------------------------------------------------------------------------------------
               Total Real Estate Investment Trust Preferred Stocks (cost $3,707,925)                                      3,754,500
               ---------------------------------------------------------------------------------------------------------------------
                                                                 WEIGHTED                             RATINGS**
   PRINCIPAL                                                      AVERAGE         STATED       ----------------------
AMOUNT (000)   DESCRIPTION(1)                                      COUPON      MATURITY*       MOODY'S            S&P         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               VARIABLE RATE SENIOR LOAN INTERESTS(2) - 22.8% (16.7% OF TOTAL INVESTMENTS)

               AEROSPACE & DEFENSE - 1.9%
$     2,467    Hexcel, Term Loan B                                 5.313%        3/01/12            B2             B+     2,495,444
      1,900    K & F Industries, Inc., Term Loan B                 6.284%       11/18/12            B2             B+     1,914,250
      1,625    Vought Aircraft Industries, Inc., Term Loan         6.350%       12/22/11           Ba3             B+     1,643,701
        364    Vought Aircraft Industries, Inc., Tranche B,
                  Letter of Credit                                 5.840%       12/22/10           Ba3             B+       368,239
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,421,634
------------------------------------------------------------------------------------------------------------------------------------
               AUTO COMPONENTS - 1.2%
      2,500    Federal-Mogul Corporation, Term Loan A (a)          6.090%        2/24/04           N/R            N/R     2,350,000
      1,217    Tenneco Automotive Inc., Term Loan B                6.080%       12/12/10            B1             B+     1,239,152
        534    Tenneco Automotive Inc., Term Loan B-1              5.943%       12/12/10            B1             B+       544,338
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,133,490
------------------------------------------------------------------------------------------------------------------------------------
               BUILDING PRODUCTS - 1.2%
      1,980    Nortek, Inc., Term Loan B                           5.915%        8/27/11            B2              B     2,007,473
        994    Stile Acquisition Corporation, Canadien Term Loan   5.912%        3/21/13            B2            BB-       998,390
        996    Stile Acquisition Corporation, Term Loan B          5.666%        5/13/11            B2            BB-     1,000,091
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,005,954
------------------------------------------------------------------------------------------------------------------------------------
               CHEMICALS - 1.1%
      1,939    GenTek, Inc., Term Loan B                           6.605%       12/31/10            B2             B+     1,956,273
      1,990    Rockwood Specialties Group, Inc., Tranche D         5.930%        7/30/12            B1             B+     2,024,203
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,980,476
------------------------------------------------------------------------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES - 0.7%
        676    Allied Waste North America, Inc., Letter of Credit  3.100%        3/21/12            B1             BB       681,588
      1,770    Allied Waste North America, Inc., Term Loan B       5.851%        3/12/21            B1             BB     1,785,515
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,467,103
------------------------------------------------------------------------------------------------------------------------------------
               CONTAINERS & PACKAGING - 1.5%
       2,978   Graham Packaging Company, L.P., Term Loan B         6.151%       10/07/11            B2              B     3,020,768
        175    Smurfit-Stone Container Corporation,
                  Deposit-Funded Commitment                        2.100%       11/01/11           Ba3            BB-       176,607
      1,389    Smurfit-Stone Container Corporation, Term Loan B    5.697%       11/01/11           Ba3            BB-     1,404,349
        427    Smurfit-Stone Container Corporation, Term Loan C    5.834%       11/01/11           Ba3            BB-       432,107
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,033,831
------------------------------------------------------------------------------------------------------------------------------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%
      1,985    Intelsat, Ltd., Term Loan B                         5.813%        7/06/11            B1              B     2,011,466
------------------------------------------------------------------------------------------------------------------------------------
               ELECTRICAL EQUIPMENT - 0.5%
      1,630    Sensus Metering Systems Inc., Term Loan B-1         5.954%       12/17/10            B2             B+     1,649,796
        254    Sensus Metering Systems Inc., Term Loan B-2         5.969%       12/17/10            B2             B+       257,368
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,907,164
------------------------------------------------------------------------------------------------------------------------------------
               FOOD PRODUCTS - 0.8%
      2,738    Michael Foods, Inc., Term Loan B                    5.170%       11/20/10            B1             B+     2,786,174
------------------------------------------------------------------------------------------------------------------------------------
               HEALTHCARE EQUIPMENT & SUPPLIES - 0.3%
        927    Kinetic Concepts, Inc., Term Loan B-2               5.780%        8/11/10           Ba3             BB       939,672
------------------------------------------------------------------------------------------------------------------------------------
               HEALTHCARE PROVIDERS & SERVICES - 1.8%
      1,960    Beverly Enterprises, Inc., Term Loan B              6.477%       10/22/08           Ba3             BB     1,966,125
      2,000    Davita, Inc., Term Loan B (b)                          TBD            TBD            B1            BB-     2,032,084
      2,175    LifePoint Hospitals, Inc., Term Loan B              5.435%        9/30/11           Ba3             BB     2,199,769
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,197,978
------------------------------------------------------------------------------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE - 2.6%
      2,000    24 Hour Fitness Worldwide, Inc., Term Loan B        6.780%        6/06/05            B2              B     2,033,750
      2,000    Burger King Corporation, Term Loan B                5.500%        7/17/12           Ba2             B+     2,033,036
      2,000    Penn National Gaming, Inc., Term Loan B (b)            TBD            TBD           Ba3            BB-     2,027,656
        513    Venetian Casino Resort, LLC, Delayed Draw,
                  Term Loan                                        5.770%        6/15/11            B1            BB-       517,909
      2,487    Venetian Casino Resort, LLC, Term Loan              5.770%        6/15/11            B1            BB-     2,511,857
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,124,208
------------------------------------------------------------------------------------------------------------------------------------
               INSURANCE - 0.3%
      1,100    Conseco, Inc., Term Loan                            5.768%        6/22/10            B2            BB-     1,114,094
------------------------------------------------------------------------------------------------------------------------------------
               IT SERVICES - 1.1%
      1,765    Fidelity National Information Services,
                  Term Loan B                                      5.478%        3/09/13           Ba3             BB     1,773,510
      2,000    SunGard Data Systems, Inc., Term Loan B             6.280%        1/25/13            B1             B+     2,025,228
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,798,738
------------------------------------------------------------------------------------------------------------------------------------
               MEDIA - 5.5%
      1,973    Charter Communications Operating, LLC, Term Loan B  6.930%        4/07/11            B2              B     1,984,218
      1,499    Dex Media West, LLC, Term Loan B                    5.512%        3/09/10           Ba2             BB     1,510,767
      1,985    Emmis Operating Company, Term Loan                  5.518%       11/10/11           Ba2             B+     2,001,624
      1,970    Loews Cineplex Entertainment Corporation,
                  Term Loan B                                      5.880%        6/30/11            B1              B     1,982,991
      2,000    Metro-Goldwyn-Mayer Studios, Inc., Term Loan B      6.270%        4/12/12           N/R            N/R     2,026,250
      1,735    R.H. Donnelley Inc., Tranche D                      5.618%        6/30/11            B3             B+     1,750,209
      1,990    Rainbow Media Holdings LLC, Term Loan               6.438%        3/31/12            B1            BB+     2,010,522
      1,910    Regal Cinemas Corporation, Term Loan                6.020%       11/10/10           Ba3            BB-     1,932,240
      2,000    UPC, Term Loan H2                                   6.004%        9/30/12            B1              B     2,024,375
      1,968    WMG Acquisition Corp., Term Loan                    5.700%        2/27/11            B1             B+     1,993,393
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         19,216,589
------------------------------------------------------------------------------------------------------------------------------------
               METALS & MINING - 0.5%
      1,804    Amsted Industries Incorporated, Term Loan B         6.198%       10/15/10            B1            BB-     1,837,141
------------------------------------------------------------------------------------------------------------------------------------
               REAL ESTATE - 1.2%
      1,987    General Growth Properties, Inc., Term Loan B        5.850%       11/12/08           Ba2            BB+     2,014,339
      1,960    LNR Property Corporation, Term Loan                 6.711%        2/03/08            B2             B+     1,985,662
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,000,001
------------------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Senior Loan Interests (cost $78,181,898)                                              78,975,713
               ---------------------------------------------------------------------------------------------------------------------
                                                                                                      RATINGS**
   PRINCIPAL                                                                                   ----------------------
AMOUNT (000)   DESCRIPTION(1)                                      COUPON       MATURITY       MOODY'S            S&P         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE BONDS - 31.2%
               (22.9% OF TOTAL INVESTMENTS)
               ARGENTINA - 2.1%
$     5,750    Argentina Republic                                  1.330%       12/31/38           N/R             B-     2,285,625
      1,652    Argentina Republic                                  8.280%       12/31/33           N/R             B-     1,708,563
      1,623    Argentina Republic                                  3.010%        8/03/12            B3             B-     1,309,050
        885    Argentine Beverages Financial Trust,144A            7.375%        3/22/12           N/R            N/R       918,188
        570    Banco de Galicia y Buenos Aires, South America,
                  Reg S                                            7.190%        1/01/10           N/R            N/R       562,191
        345    Transportadora de Gas del Sur S.A., Series B-A,
                  Reg S                                            7.000%       12/15/13           N/R           CCC+       343,275
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,126,892
------------------------------------------------------------------------------------------------------------------------------------
               BRAZIL - 1.2%
      1,620    Brazil Republic                                    11.000%        8/17/40            B1            BB-     1,988,145
        250    Brazil Republic                                    12.000%        4/15/10            B1            BB-       306,750
      1,000    Brazil Republic                                     7.875%        3/07/15            B1            BB-     1,040,000
        800    Brazil Republic                                     4.250%        4/15/24            B1            BB-       772,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,106,895
------------------------------------------------------------------------------------------------------------------------------------
               BULGARIA - 0.4%
      1,100    Bulgaria Republic, Reg S                            8.250%        1/15/15           Ba2           BBB-     1,354,210
------------------------------------------------------------------------------------------------------------------------------------
               CHILE - 0.8%
        550    Chile Republic                                      6.875%        4/28/09          Baa1              A       589,875
        600    Coldelco Inc., Reg S                                6.375%       11/30/12            A2             A-       650,940
        430    Corporacion Nacional del Cobre, 144A                5.500%       10/15/13           Aa3              A       442,120
      1,100    Corporacion Nacional del Cobre, 144A                4.750%       10/15/14           Aa3              A     1,069,460
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,752,395
------------------------------------------------------------------------------------------------------------------------------------
               CHINA - 0.2%
        610    China Development Bank (b)                          5.000%       10/15/15            A2             A-       602,070
------------------------------------------------------------------------------------------------------------------------------------
               COLOMBIA - 1.0%
        350    Colombia Republic                                  11.750%        2/25/20           Ba2             BB       488,600
        700    Colombia Republic                                  10.000%        1/23/12           Ba2             BB       847,000
        610    Colombia Republic                                  10.375%        1/28/33           Ba2             BB       799,100
      1,350    Colombia Republic                                   8.125%        5/21/24           Ba2             BB     1,454,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,589,325
------------------------------------------------------------------------------------------------------------------------------------
               DOMINICAN REPUBLIC - 0.5%
      1,489    Dominican Republic                                  4.520%        1/23/18            B3              B     1,658,458
------------------------------------------------------------------------------------------------------------------------------------
               ECUADOR - 1.2%
      3,925    Ecuador Republic, Reg S                             9.000%        8/15/30          Caa1           CCC+     3,722,863
        400    Ecuador Republic, 144A                              9.000%        8/15/30          Caa1           CCC+       378,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,100,863
------------------------------------------------------------------------------------------------------------------------------------
               EL SALVADOR - 0.9%
        850    El Salvador Republic, 144A                          7.650%        6/15/35          Baa3            BB+       890,375
        750    El Salvador Republic, Reg S                         8.500%        7/25/11          Baa3            BB+       870,305
      1,080    El Salvador Republic, Reg S                         7.750%        1/24/23          Baa3            BB+     1,216,462
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,977,142
------------------------------------------------------------------------------------------------------------------------------------
               GERMANY - 0.4%
        500    Aries Vermogensverwaltung Federation Sovereign
                  Collateralized Debt, Reg S                       9.600%       10/25/14           Ba2           BBB-       661,235
        646    Dresdner Bank AG, Ukreximbank LoanParticipation
                  Notes                                            7.750%        9/23/09           Ba2            N/R       677,783
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,339,018
------------------------------------------------------------------------------------------------------------------------------------
               GUATEMALA - 0.3%
        880    Republic of Guatemala, 144A                         8.125%       10/06/34           Ba2            BB-       990,000
        175    Republic of Guatemala, Reg S                       10.250%       11/08/11           Ba2            BB-       215,121
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,205,121
------------------------------------------------------------------------------------------------------------------------------------
               HONG KONG - 0.3%
        890    Hong Kong, 144A                                     5.125%        8/01/14            A1            AA-       901,723
------------------------------------------------------------------------------------------------------------------------------------
               INDONESIA - 0.8%
      2,730    Republic of Indonesia, 144A                         7.250%        4/20/15            B2             B+     2,736,825
------------------------------------------------------------------------------------------------------------------------------------
               KAZAKHSTAN - 0.3%
        800    Development Bank of Kazakhstan                      7.375%       11/12/13          Baa3           BBB-       902,080
------------------------------------------------------------------------------------------------------------------------------------
               LUXEMBOURG - 0.9%
        300    Tengizchevroil LLP, 144A                            6.124%       11/15/14          Baa3           BBB-       308,250
        550    UBS Luxembourg SA                                   6.230%        2/11/15          Baa2            N/R       563,090
      1,000    VTB Capital SA, 144A                                7.500%       10/12/11          Baa2            BB+     1,100,000
      1,100    VTB Capital SA, 144A                                6.250%        7/02/35          Baa2            BB+     1,148,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,119,465
------------------------------------------------------------------------------------------------------------------------------------
               MALAYSIA - 2.1%
      1,100    Malaysia Republic                                   8.750%        6/01/09            A3             A-     1,247,766
      2,000    Malaysia Republic                                   7.500%        7/15/11            A3             A-     2,272,262
      2,725    Petronas Capital Limited, Reg S                     7.000%        5/22/12            A2             A-     3,055,188
        200    Petronas Capital Limited, Reg S                     7.875%        5/22/22          Baa1             A-       248,899
        550    Sarawak International Inc.                          5.500%        8/03/15          Baa1             A-       543,593
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,367,708
------------------------------------------------------------------------------------------------------------------------------------
               MEXICO - 2.5%
        550    America Movil S.A. de C.V.                          5.500%        3/01/14            A3            BBB       545,159
        895    Conproca SA, Reg S                                 12.000%        6/16/10          Baa3           BBB-     1,098,613
        240    Controladora Comercial Mexicana, 144A               6.625%        6/01/15          Baa2           BBB-       243,471
      1,100    Empresa Nacional del Petroleo, 144A                 4.875%        3/15/14            A2              A     1,056,315
      1,200    Pemex Project Funding Master Trust, 144A            5.750%       12/15/15          Baa1            BBB     1,189,500
        750    Pemex Project Funding Master Trust, RegS            6.625%        6/15/35          Baa1            BBB       738,563
      1,200    Pemex Project Funding Master Trust                  8.500%        2/15/08          Baa1            BBB     1,297,500
        275    Petroleos Mexicanos                                 8.850%        9/15/07          Baa1            BBB       296,863
        590    Petroleos Mexicanos                                 9.375%       12/02/08          Baa1            BBB       665,225
      1,000    United Mexican States, Series A                     6.375%        1/16/13          Baa1            BBB     1,066,500
        220    United Mexican States                               8.125%       12/30/19          Baa1            BBB       267,300
        200    United Mexican States                               8.300%        8/15/31          Baa1            BBB       250,500
        430    United Mexican States                               6.625%        3/03/15          Baa1            BBB       468,270
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,183,779
------------------------------------------------------------------------------------------------------------------------------------
               PANAMA - 0.9%
      1,400    Panama Republic                                     9.375%        4/01/29           Ba1             BB     1,785,000
        650    Panama Republic                                     9.625%        2/08/11           Ba1             BB       780,000
        460    Panama Republic                                     9.375%        1/16/23           Ba1             BB       583,050
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,148,050
------------------------------------------------------------------------------------------------------------------------------------
               PERU - 1.5%
      1,911    Peru Republic                                       5.000%        3/07/17           Ba3             BB     1,863,225
      1,169    Peru Republic                                       5.000%        3/07/17           Ba3             BB     1,159,736
        915    Peru Republic                                       8.750%       11/21/33           Ba3             BB     1,109,438
        450    Peru Republic                                       8.375%        5/03/16           Ba3             BB       528,750
        610    Peru Republic                                       7.350%        7/21/25           Ba3             BB       649,650
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          5,310,799
------------------------------------------------------------------------------------------------------------------------------------
               PHILIPPINES - 1.2%
        750    National Power Corporation, 144A                    8.073%        8/23/11            B1            BB-       752,368
      1,500    Philippines Republic                                9.375%        1/18/17            B1            BB-     1,651,875
      1,193    Philippines Republic                                8.375%        2/15/11            B1            BB-     1,251,159
        670    Philippines Republic                                8.000%        1/15/16            B1            BB-       675,863
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,331,265
------------------------------------------------------------------------------------------------------------------------------------
               POLAND - 0.1%
        500    Poland Republic                                     5.250%        1/15/14            A2           BBB+       515,625
------------------------------------------------------------------------------------------------------------------------------------
               QATAR - 0.6%
        373    Ras Laffan Liquefied Natural Gas Company
                  Limited, 144A                                    3.437%        9/15/09          Baa1             A-       360,576
        780    Ras Laffan Liquified Natural Gas Company
                  Limited, Reg S                                   3.437%        9/15/09          Baa1             A-       758,122
        550    State of Qatar, Reg S                               9.750%        6/15/30            A1             A+       844,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,962,948
------------------------------------------------------------------------------------------------------------------------------------
               RUSSIA - 1.8%
        830    GazStream SA, 144A                                  5.625%        7/22/13          Baa2            BB-       836,225
      1,000    Russia Federation, Reg S                            5.000%        3/31/30          Baa3           BBB-     1,151,554
      2,050    Russia Ministry of Finance                          3.000%        5/14/08           Ba2           BBB-     1,956,520
        600    Russia Ministry of Finance                          3.000%        5/14/11           Ba1           BBB-       535,560
        750    Russian Federation, Reg S                          11.000%        7/24/18          Baa3           BBB-     1,148,585
        400    Russian Ministry of Finance, Reg S                 12.750%        6/24/28           Ba2            BB+       755,156
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,383,600
------------------------------------------------------------------------------------------------------------------------------------
               SAINT LUCIA - 0.1%
        300    First Citizens Saint Lucia Limited, Reg S           5.125%        2/14/11            A2            BBB        297,266
------------------------------------------------------------------------------------------------------------------------------------
               SERBIA - 0.6%
      2,500    Serbia Republic, 144A                               3.750%       11/01/24           N/R            BB-      2,246,875
------------------------------------------------------------------------------------------------------------------------------------
               SOUTH AFRICA - 1.8%
      5,450    South Africa Republic                               9.125%        5/19/09          Baa1           BBB+     6,213,000
------------------------------------------------------------------------------------------------------------------------------------
               SOUTH KOREA  - 0.4%
        410    Hanarotelecom Inc., 144A                            7.000%        2/01/12           Ba2             BB       405,264
        895    Korea Development Bank                              4.625%        9/16/10            A3              A       884,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,289,389
------------------------------------------------------------------------------------------------------------------------------------
               THAILAND - 0.1%
        250    Bangkok Bank Public Company Limited, Reg S          9.025%        3/15/29          Baa2            BB-       318,715
------------------------------------------------------------------------------------------------------------------------------------
               TRINIDAD - 0.5%
      1,233    Republic of Trinidad and Tobago, Reg S              9.750%        7/01/20          Baa3             A-     1,757,256
------------------------------------------------------------------------------------------------------------------------------------
               TUNISIA - 0.6%
      1,700    Banque de Tunisie                                   7.375%        4/25/12          Baa2            BBB     1,929,500
------------------------------------------------------------------------------------------------------------------------------------
               TURKEY - 1.3%
        825    Turkey Republic                                     9.000%        6/30/11            B1            BB-       953,906
      1,875    Turkey Republic                                     7.375%        2/05/25            B1            BB-     1,882,031
      1,275    Turkey Republic                                     7.000%        6/05/20            B1            BB-     1,263,844
        350    Turkey Republic                                    11.750%        6/15/10            B1            BB-       437,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,537,281
------------------------------------------------------------------------------------------------------------------------------------
               UKRAINE - 0.4%
        600    Republic of Ukraine, Reg S                          6.875%        3/04/11            B1            BB-       633,420
        644    Ukraine Government, Reg S                          11.000%        3/15/07            B1              B       682,367
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          1,315,787
------------------------------------------------------------------------------------------------------------------------------------
               UNITED KINGDOM - 0.2%
        550    Vedanta Resources PLC, Reg S                        6.625%        2/22/10           Ba2            BB+       546,963
------------------------------------------------------------------------------------------------------------------------------------
               URUGUAY - 1.1%
        970    Uruguay Republic                                    9.250%        5/17/17            B3              B     1,092,463
      2,150    Uruguay Republic                                    7.250%        2/15/11            B3              B     2,246,750
        315    Uruguay Republic                                    7.500%        3/15/15            B3              B       324,450
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,663,663
------------------------------------------------------------------------------------------------------------------------------------
               VENEZUELA - 1.4%
      1,000    Venezuela Republic                                  9.375%        1/13/34            B2             B+     1,186,500
        550    Venezuela Republic                                  8.500%       10/08/14            B2             B+       611,875
         10    Venezuela Republic                                  9.250%        9/15/27            B2             B+        11,855
      1,200    Venezuela Republic                                  7.650%        4/21/25            B2              B     1,216,200
      1,935    Venezuela Republic, Reg S                           5.375%        8/07/10          Caa1             B-     1,889,522
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,915,952
------------------------------------------------------------------------------------------------------------------------------------
               VIETNAM - 0.7%
      2,593    Socialist Republic of Vietnam                       4.813%        3/14/16            B1            BB-     2,413,960
------------------------------------------------------------------------------------------------------------------------------------
               Total Emerging Markets Sovereign Debt and Foreign Corporate Bonds (cost $102,625,432)                    108,121,863
               ---------------------------------------------------------------------------------------------------------------------
               U.S. CONVERTIBLE BONDS - 1.4% (1.0% OF TOTAL INVESTMENTS)
               METALS & MINING - 1.4%
      5,000    Trizec Hahn Corporation                             3.000%        1/29/21           N/R            N/R     4,756,250
------------------------------------------------------------------------------------------------------------------------------------
               Total U.S. Convertible Bonds (cost $3,639,668)                                                             4,756,250
               ---------------------------------------------------------------------------------------------------------------------
               U.S. CORPORATE BONDS - 4.5% (3.3% OF TOTAL INVESTMENTS)
               HOTELS, RESTAURANTS & LEISURE - 2.4%
      2,000    Aztar Corporation                                   9.000%        8/15/11           Ba3             B+     2,135,000
      2,150    Harrahs  Entertainment                              7.875%       12/15/05           Ba1            BB+     2,168,813
      2,000    MGM Mirage, Inc.                                    6.750%        8/01/07           Ba1            BB+     2,045,000
      2,000    Park Place Entertainment                            7.875%       12/15/05           Ba2            BB-     2,017,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,366,313
------------------------------------------------------------------------------------------------------------------------------------
               HOUSEHOLD DURABLES - 2.1%
      2,000    D.R. Horton, Inc.                                   7.500%       12/01/07           Ba1            BB+     2,103,084
      2,000    KB Home                                             8.625%       12/15/08           Ba2            BB-     2,135,888
      3,000    Standard Pacific Corporation                        6.500%       10/01/08           Ba2             BB     2,988,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,227,722
------------------------------------------------------------------------------------------------------------------------------------
               Total U.S. Corporate Bonds (cost $15,803,509)                                                             15,594,035
               ---------------------------------------------------------------------------------------------------------------------
  PRINCIPAL
AMOUNT (000)   DESCRIPTION(1)                                                                                                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
               REPURCHASE AGREEMENTS - 5.4% (4.0% TOTAL INVESTMENTS)

               State Street Bank, 3.150%, dated 9/30/05, due 10/03/05, repurchase price $18,821,396
$    18,816    collateralized by $19,495,000 U.S. Treasury Bills, 3.930%, due 3/02/06, value $19,192,828                 18,816,457
===========-------------------------------------------------------------------------------------------------------------------------
               Total Repurchase Agreements (cost $18,816,457)                                                            18,816,457
               ---------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $416,664,450) - 136.2%                                                           472,235,389
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (1.6)%                                                                    (5,429,558)
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (34.6)%                                                        (120,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $346,805,831
               =====================================================================================================================

            (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
            (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or
                (ii) the prime rate offered by one or more major United States banks.
                Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
              * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
             ** Ratings below Baa by Moody's Investor Service, Inc. or BBB by
                Standard & Poor's Group are considered to be below investment grade.
            (a) At or subsequent to September 30, 2005, this issue was under the protection of Federal Bankruptcy Court.
            (b) Purchased on a when-issued or delayed delivery basis.
            ADR American Depositary Receipt.
           144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
          Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the SEC. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
            TBD Senior Loan purchased on a when-issued basis in the primary market. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
            N/R Investment is not rated.


                                 See accompanying notes to financial statements.

                        Statement of
                           ASSETS AND LIABILITIES September 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $416,664,450)                          $472,235,389
Receivables:
   Dividends                                                          1,008,462
   Interest                                                           2,644,719
   Investments sold                                                   5,868,286
   Reclaims                                                              12,159
Other assets                                                             15,018
--------------------------------------------------------------------------------
      Total assets                                                  481,784,033
--------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                    14,594,986
Accrued expenses:
   Management fees                                                      218,312
   Other                                                                133,454
FundPreferred share dividends payable                                    31,450
--------------------------------------------------------------------------------
      Total liabilities                                              14,978,202
--------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                          120,000,000
--------------------------------------------------------------------------------
Net assets applicable to Common shares                             $346,805,831
================================================================================
Common shares outstanding                                            20,145,123
================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      17.22
================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    201,451
Paid-in surplus                                                     284,729,686
Undistributed (Over-distribution of) net investment income           (9,858,276)
Accumulated net realized gain from investments                       16,162,031
Net unrealized appreciation of investments                           55,570,939
--------------------------------------------------------------------------------
Net assets applicable to Common shares                             $346,805,831
================================================================================
Authorized shares:
   Common                                                              Unlimited
   FundPreferred shares                                                Unlimited
================================================================================


                                 See accompanying notes to financial statements.

                 Statement of
                     OPERATIONS Nine Months Ended September 30, 2005 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $103,252)                 $ 5,746,928
Interest (net of foreign tax withheld of $11,237)                     9,231,335
--------------------------------------------------------------------------------
Total investment income                                              14,978,263
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       3,032,711
FundPreferred shares - auction fees                                     224,384
FundPreferred shares - dividend disbursing agent fees                     9,920
Shareholders' servicing agent fees and expenses                           1,279
Custodian's fees and expenses                                           123,043
Trustees' fees and expenses                                              10,004
Professional fees                                                        32,328
Shareholders' reports - printing and mailing expenses                    51,850
Stock exchange listing fees                                               7,835
Investor relations expense                                               51,452
Other expenses                                                           18,964
--------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  3,563,770
   Custodian fee credit                                                    (303)
   Expense reimbursement                                             (1,087,206)
--------------------------------------------------------------------------------
Net expenses                                                          2,476,261
--------------------------------------------------------------------------------
Net investment income                                                12,502,002
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments                                   16,308,670
Change in net unrealized appreciation (depreciation) of investments    (113,405)
--------------------------------------------------------------------------------
Net realized and unrealized gain                                     16,195,265
--------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                           (2,645,139)
From accumulated net realized gains from investments                         --
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                  (2,645,139)
--------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                  $26,052,128
================================================================================


                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS (Unaudited)
                                                                                                 NINE MONTHS ENDED       YEAR ENDED
                                                                                                           9/30/05         12/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $12,502,002     $ 16,226,149
Net realized gain from investments                                                                      16,308,670        9,195,966
Change in net unrealized appreciation (depreciation) of investments                                       (113,405)      35,806,329
Distributions to FundPreferred shareholders:
   From net investment income                                                                           (2,645,139)      (1,200,397)
   From accumulated net realized gains from investments                                                         --         (601,610)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                      26,052,128       59,426,437
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                             (18,684,601)     (16,301,063)
From accumulated net realized gains from investments                                                           --        (8,284,807)
Tax return of capital                                                                                          --          (187,892)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                (18,684,601)     (24,773,762)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                         (4,043)              --
   Net proceeds from shares issued to shareholders due to
       reinvestment of distributions                                                                            --          411,807
FundPreferred shares offering costs                                                                         (4,043)          (4,868)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   capital share transactions                                                                               (8,086)         406,939
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                   7,359,441       35,059,614
Net assets applicable to Common shares at the beginning of period                                      339,446,390      304,386,776
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                           $346,805,831     $339,446,390
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                       $ (9,858,276)    $ (1,030,538)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CASH FLOWS Nine Months Ended September 30, 2005 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                $  26,052,128
Adjustments to reconcile the net increase in net assets applicable to Common shares from operations to net cash provided by operating activities:
   Purchases of investment securities                                                                                  (179,673,515)
   Proceeds from short-term investment securities, net                                                                      732,386
   Proceeds from sales of investment securities                                                                         179,680,423
   Amortization/(Accretion) of premiums and discounts of investment securities, net                                         413,047
   Decrease in receivable for dividends                                                                                     199,754
   Decrease in receivable for interest                                                                                        3,100
   Increase in receivable for investments sold                                                                           (4,013,173)
   Decrease in receivable for reclaims                                                                                        6,724
   Increase in other assets                                                                                                  (7,993)
   Increase in payable for investments purchased                                                                          8,594,986
   Decrease in management fees payable                                                                                       (3,225)
   Decrease in other liabilities                                                                                            (37,112)
   Increase in FundPreferred share dividends payable                                                                          9,723
   Net realized (gain) from investments                                                                                 (16,308,670)
   Change in net unrealized (appreciation)/depreciation of investments                                                      113,405
   Net realized (gain)/loss from paydowns                                                                                   138,737
   Capital gain and return of capital distributions from investments                                                      2,791,962
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                                             18,692,687
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                          (18,684,601)
Net proceeds from sale of Common shares                                                                                      (4,043)
FundPreferred shares offering costs                                                                                          (4,043)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                                                                (18,692,687)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                                  --
Cash at the beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                                        --
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt and foreign corporate bonds") and senior loans.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 2005, the Fund had outstanding delayed delivery commitments of $4,633,046.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund intends to make monthly cash distributions to Common Shareholders of a stated dollar amount based primarily on the Fund's net investment income but also secondarily on net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. Distributions during the first nine months of the fiscal year are classified as having been paid from net investment income; consequently, this will negatively impact the amount of undistributed net investment income shown in the financial statements in this interim report. The final determination of the source of all distributions for the year are made after the end of the year and reflected in the financial statements contained in the annual report.

REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end of the Fund. For the twelve months ended December 31, 2004, the character of distributions to the Fund from the REITs was 51.30% ordinary income, 28.25% long-term and short-term capital gains, and 20.45% return of REIT capital.

For the nine months ended September 30, 2005, the Fund applied the actual percentages for the twelve months ended December 31, 2004, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type. For the fiscal year ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

During the nine months ended September 30, 2005, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund will recharacterize those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent year, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund's portfolio. Consequently, the financial statements at September 30, 2005, reflect an over-distribution of net investment income that is at least partly attributable to the fact that some of the amounts received by the Fund from the portfolio REITS, but none of the dividends paid by the Fund to shareholders, were treated as something other than ordinary income. For the fiscal year ended December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

FundPreferred Shares
The Fund has issued and outstandings 2,400 Series T and 2,400 Series W, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the nine months ended September 30,2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the nine months ended September 30, 2005.

During the fiscal year ended December 31, 2004, 26,242 Common shares were issued to shareholders due to reinvestment of distributions.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the nine months ended September 30, 2005, aggregated $179,673,515 and $179,680,423, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on investment transactions.

At September 30, 2005, the cost of investments was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                $418,238,571
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2005, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $59,976,461
   Depreciation                                                      (5,979,643)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $53,996,818
================================================================================

The tax components of undistributed net ordinary income and net realized gains at December 31, 2004, the Fund's last fiscal year end, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                         $ --
Undistributed net long-term capital gains                                     --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended December 31, 2004, the Fund's last fiscal year end, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $22,551,616
Distributions from net long-term capital gains                        3,819,302
Tax return of capital                                                   187,892
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2004.

Notes to
    FINANCIAL STATEMENTS (Unaudited) (continued)


5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2005, the complex-level fee rate was .1898%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                  2008                     .32%
2004                     .32                   2009                     .24
2005                     .32                   2010                     .16
2006                     .32                   2011                     .08
2007                     .32
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At September 30, 2005, there were no such unfunded senior loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At September 30, 2005, there were no such outstanding participation commitments.

8. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

9. SUBSEQUENT EVENTS -- DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1075 per Common share which was paid on November 1, 2005, to shareholders of record on October 15, 2005.

                        Financial
                               HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                             --------------------------------------------------------------  ---------------------------------------
                                                      Distributions   Distributions
                                                           from Net            from                 Net
                  Beginning                      Net     Investment         Capital          Investment   Capital
                     Common                Realized/      Income to        Gains to           Income to  Gains to       Tax
                      Share         Net   Unrealized  FundPreferred   FundPreferred              Common    Common    Return
                  Net Asset  Investment   Investment         Share-          Share-              Share-    Share-        of
                      Value    Income(a)        Gain        holders+        holders+  Total     holders   holders   Capital   Total
====================================================================================================================================
Period Ended 12/31:
2005(c)              $16.85        $.62        $ .81          $(.13)          $  --   $1.30       $(.93)     $ --      $ --  $ (.93)
2004                  15.13         .81         2.23           (.06)           (.03)   2.95        (.81)     (.41)     (.01)  (1.23)
2003(b)               14.33         .18         1.01           (.01)             --    1.18        (.18)     (.02)     (.01)   (.21)
====================================================================================================================================
                                                                          Total Returns
                                                                       -------------------
                                                                                   Based
                              Offering                                                on
                             Costs and         Ending                             Common
                         FundPreferred         Common                   Based      Share
                                 Share          Share       Ending         on        Net
                          Underwriting      Net Asset       Market     Market      Asset
                             Discounts          Value        Value      Value**    Value**
==========================================================================================
Period Ended 12/31:
2005(c)                          $  --         $17.22       $15.82       7.93%      8.01%
2004                                --          16.85        15.57       8.04      20.44
2003(b)                           (.17)         15.13        15.65       5.76       7.04
==========================================================================================
                                                               Ratios/Supplemental Data
                            -------------------------------------------------------------------------------------------------
                                              Before Credit/Reimbursement       After Credit/Reimbursement***
                                            -------------------------------    -------------------------------
                                                             Ratio of Net                       Ratio of Net
                                              Ratio of         Investment        Ratio of         Investment
                                 Ending       Expenses          Income to        Expenses          Income to
                                    Net     to Average            Average      to Average            Average
                                 Assets     Net Assets         Net Assets      Net Assets         Net Assets
                             Applicable     Applicable         Applicable      Applicable         Applicable       Portfolio
                              to Common      to Common          to Common       to Common          to Common        Turnover
                            Shares (000)        Shares++           Shares++        Shares++           Shares++          Rate
=============================================================================================================================
Period Ended 12/31:
2005(c)                        $346,806           1.42%*             4.55%*           .99%*             4.99%*            41%
2004                            339,446           1.50               4.74            1.06               5.19              46
2003(b)                         304,387           1.26*              4.51*            .87*              4.89*             28
=============================================================================================================================
                                   FundPreferred Shares at End of Period
                               --------------------------------------------
                                 Aggregate     Liquidation
                                    Amount      and Market           Asset
                               Outstanding           Value        Coverage
                                      (000)      Per Share       Per Share
===========================================================================
Period Ended 12/31:
2005(c)                           $120,000         $25,000         $97,251
2004                               120,000          25,000          95,718
2003(b)                            120,000          25,000          88,414
===========================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.
(c)  For the nine months ended September 30, 2005.

                                 See accompanying notes to financial statements.

Other Useful
      INFORMATION


In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: December 8, 2005
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: December 8, 2005
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: December 8, 2005
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.